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EXHIBIT 10.2

Consent of Independent Auditors

        We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 33-63728) of Swedish Export Credit Corporation of our report dated February 20, 2003 (except for Note 32 and Note 33 which are as of March 31, 2003) relating to the financial statements, which appear in this Annual Report on Form 20-F for the year ended December 31, 2002. Our report refers to a restatement of U.S. GAAP net income for the year ended December 31, 2001.

KPMG
/s/ ANDERS LINÉR Anders Linér Authorized Public Accountant

April 7, 2003
Stockholm, Sweden

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  EXHIBIT 10.2